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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 1997
                         COMMISSION FILE NUMBER 0-21289



                                CYBERMEDIA, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                    95-4347239
    (State or other jurisdiction                      (I.R.S. Employer
   of incorporation or organization)                Identification Number)



        3000 OCEAN PARK BLVD., SUITE 2001, SANTA MONICA, CALIFORNIA 90405
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (310) 581-4700
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On May 13, 1997, the Board of Directors of Cybermedia, Inc. (the "Company") amended the Bylaws to eliminate provisions allowing cumulative voting on the election of directors. The Bylaws of Registrant, as amended and restated on May 13, 1997, are attached as Exhibit 3.4.























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 30, 1997                           CYBERMEDIA, INC.



                                              /s/ Arthur F. Schneiderman
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                                              Arthur F. Schneiderman, Secretary

















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                                INDEX TO EXHIBITS


                                                                 Sequentially
                                                                   Numbered
Exhibit                        Description                           Page
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 3.4               Bylaws of Registrant, as amended and               __
                   restated on May 13, 1997